EXHIBIT 10.30

FIFTH AMENDMENT
TO
CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of December 27, 2004 among ASTEC INDUSTRIES, INC., a Tennessee corporation ("Astec Industries"), ASTEC, INC., a Tennessee corporation ("AI"), HEATEC, INC., a Tennessee corporation ("Heatec"), CEI ENTERPRISES, INC., a Tennessee corporation ("CEI"), ASTEC SYSTEMS, INC., a Tennessee corporation ("ASI"), TELSMITH, INC., a Delaware corporation ("Telsmith"), KOLBERG - PIONEER, INC., a Tennessee corporation ("Kolberg"), JOHNSON CRUSHERS INTERNATIONAL, INC., a Tennessee corporation ("Crushers"), SUPERIOR INDUSTRIES OF MORRIS, INC., a Minnesota corporation ("Superior"), BREAKER TECHNOLOGY, INC., a Tennessee corporation ("Breaker"), ASTEC MOBILE SCREENS, INC., a Nevada corporation ("AMSI"), CARLSON PAVING PRODUCTS, INC., a Washington corporation ("Carlson"), ROADTEC, INC., a Tennessee corporation ("Roadtec"), TRENCOR, INC., a Texas corporation ("Trencor"), AMERICAN AUGERS, INC., a Delaware corporation ("Augers"), AI DEVELOPMENT GROUP, INC., a Minnesota corporation ("AIDG"), AI ENTERPRISES, INC., a Minnesota corporation ("AIEI"), ASTEC HOLDINGS, INC., a Tennessee corporation ("AHI"), ASTEC INVESTMENTS, INC., a Tennessee corporation ("AII"), RI PROPERTIES, INC., a Minnesota corporation ("RIPI"), TI SERVICES, INC., a Minnesota corporation ("TISI") (Astec Industries, AI, Heatec, CEI, ASI, Telsmith, Kolberg, Crushers, Superior, Breaker, AMSI, Carlson, Roadtec, Trencor, Augers, AIDG, AIEI, AHI, AII, RIPI, and TISI are sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"); the other Credit Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as agent for Lenders (in such capacity, the "Agent"); and the other Lenders signatory hereto.

WHEREAS, Borrowers, Credit Parties, Agent and Lenders are parties to that certain Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of September 30, 2003, that certain Second Amendment to Credit Agreement dated as of October 29, 2003, that certain Third Amendment to Credit Agreement dated as of March 3, 2004 and that certain Fourth Amendment to Credit Agreement dated as of August 11, 2004 (as amended from time to time, the "Credit Agreement"); and

WHEREAS, Borrowers, Credit Parties, Lenders and Agent desire to amend the Credit Agreement to allow and provide for the foregoing and certain matters, all as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  Definitions

    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

  Amendments

    Amendment to Section 1.11(a). Effective as of the date hereof, Section 1.11(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "(a) So long as no Default or Event of Default shall have occurred and be continuing, (i) payments consisting of proceeds of Accounts received in the ordinary course of business shall be applied, first, to the Swing Line Loan, and second, to the Revolving Loan; (ii) payments matching specific scheduled payments then due shall be applied to those scheduled payments; (iii) voluntary prepayments shall be applied in accordance with the provisions of Section 1.3(a); and (iv) mandatory prepayments shall be applied as set forth in Sections 1.3(c) and 1.3(d). All payments and prepayments applied to a particular Loan shall be applied ratably to the portion thereof held by each Lender as determined by its Pro Rata Share. As to any other payment, and as to all payments made when a Default or Event of Default has occurred and is continuing or following the Commitment Termination Date, each Borrower hereby irrevocably waives the right to direct the application of any and all payments received from or on behalf of such Borrower, and each Borrower hereby irrevocably agrees that Agent shall have the continuing exclusive right to apply any and all such payments against the Obligations of Borrowers as Agent may deem advisable notwithstanding any previous entry by Agent in the Loan Account or any other books and records. In the absence of a specific determination by Agent with respect thereto, payments shall be applied to amounts then due and payable in the following order: (1) to Fees and Agent's expenses reimbursable hereunder; (2) to interest on the Swing Line Loan; (3) to principal payments on the Swing Line Loan; (4) to interest on the other Loans, ratably in proportion to the interest accrued as to each Loan; (5) to principal payments on the other Loans and to provide cash collateral for Letter of Credit Obligations in the manner described in Annex B, ratably to the aggregate, combined principal balance of the other Loans and outstanding Letter of Credit Obligations; (6) to Obligations under the Canadian Facility Guaranty; (7) to all other Obligations (other than those Obligations listed in clause (8) below) provided by any Lender including expenses of Lenders to the extent reimbursable under Section 11.3; and (8) to Obligations consisting of or arising out of (a) hedging obligations provided by any Lender or any of its Affiliates under any foreign exchange contract, commodity exchange contract, commodity swap agreement, currency swap agreement, or other swap, cap or collar arrangement, (b) any agreement evidencing cash management services provided by any Lender or any of its Affiliates including those related to deposit accounts, overdraft protection or automated clearing house transactions, (c) any agreement evidencing purchasing card services provided by any Lender or any of its Affiliates or (d) any other agreement approved by Agent and Borrowers evidencing other bank products provided by any Lender or any of its Affiliates."

    Amendment to Annex A. Effective as of the date hereof, the definition of "Obligations" in Annex A to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

  "'Obligations' shall mean all loans, advances, debts, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Credit Party to Agent or any Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement, letter of credit agreement or other instrument, arising under the Agreement or any of the other Loan Documents. This term includes all principal, interest (including all interest which accrues after the commencement of any case or proceeding by or against any Credit Party in bankruptcy, whether or not allowed in such case or proceeding), Fees, letter of credit reimbursement obligations, hedging obligations under foreign exchange contracts, commodity exchange contracts, commodity swap agreements, currency swap agreements or other swaps, caps and collar arrangements provided by any Lender or any of its Affiliates, obligations relating to purchasing card services provided by any Lender or any of its Affiliates, expenses, attorneys' fees and any other sum chargeable to any Credit Party under the Agreement, any of the other Loan Documents, any agreement evidencing cash management services provided by any Lender or any of its Affiliates including those related to deposit accounts, overdraft protection or automated clearing house transactions or any other agreement approved by Agent and Borrowers evidencing other bank products provided by any Lender or any of its Affiliates."

  Conditions Precedent

    Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Agent and Lenders:

      Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered by the parties thereto, and in form and substance satisfactory to Agent and Lenders:

        this Amendment; and

        such additional documents, instruments and information as Agent or Lenders or their legal counsel may request.

      The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;

      No event shall have occurred and be continuing or would result from the making of the Loans contemplated hereby which constitutes a Default; and

      All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, Lenders and their legal counsel.

  No Waiver

  Except as specifically provided in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrowers or any Credit Party and Agent and any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by Borrowers or any Credit Party of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrowers or any Credit Party and Agent or any Lender.

  Ratifications, Representations and Warranties

    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

    Ratification of Guaranty. Each of the other Credit Parties signatory hereto hereby ratifies and confirms its guaranty to Agent and Lenders (the "Guaranty"). Each Credit Party hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Credit Party agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Agent or Lenders under the Guaranty. Each Credit Party agrees that all references in such Guaranty to the "Obligations" shall include, without limitation, all of the obligations of Borrowers to Agent and Lenders under the Credit Agreement, as amended hereby. Finally, each Credit Party hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty and shall not constitute a waiver by Agent or Lenders of any of their rights against the other Credit Parties signatory thereto.

    Representations and Warranties. Each Borrower and Credit Party hereby represents and warrants to Agent and Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and such Credit Party and will not violate the certificate/articles of incorporation of such Borrower or such Credit Party or the bylaws or other charter or organizational documents of such Borrower or such Credit Party, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties relate solely to an earlier date, (iii) except as disclosed to Agent and Lenders in writing prior to the date hereof, such Borrower or such Credit Party is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and (iv) except as disclosed to Agent and Lenders in writing, such Borrower or such Credit Party has not amended its certificate/articles of incorporation or bylaws since May 14, 2003.

  Miscellaneous

    Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely upon them.

    Reference to Credit Agreement; Obligations. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby. Borrower acknowledges and agrees that its obligations under this Amendment and the Credit Agreement, as amended hereby, constitute "Obligations" as defined in the Credit Agreement and as used in the Loan Documents.

    Expenses. As provided in the Credit Agreement, Borrowers agree to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable and actual costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document.

    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.

    APPLICABLE LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders, Borrowers, the other Credit Parties signatory hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Required Lenders.

    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

    Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

    Release. EACH BORROWER AND THE OTHER CREDIT PARTIES SIGNATORY HERETO HEREBY ACKNOWLEDGE THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. EACH BORROWER AND THE OTHER CREDIT PARTIES SIGNATORY HERETO HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER OR THE OTHER CREDIT PARTIES SIGNATORY HERETO MAY NOW HAVE AGAINST AGENT AND ANY LENDER, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

    NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.
BORROWERS:
ASTEC INDUSTRIES, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

ASTEC, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

HEATEC, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

CEI ENTERPRISES, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

ASTEC SYSTEMS, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

TELSMITH, INC.,
a Delaware corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

KOLBERG - PIONEER, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

JOHNSON CRUSHERS INTERNATIONAL, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

SUPERIOR INDUSTRIES OF MORRIS, INC.,
a Minnesota corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

BREAKER TECHNOLOGY, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

ASTEC MOBILE SCREENS, INC.,
a Nevada corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

CARLSON PAVING PRODUCTS, INC.,
a Washington corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

ROADTEC, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

TRENCOR, INC.,
a Texas corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

AMERICAN AUGERS, INC.,
a Delaware corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

AI DEVELOPMENT GROUP, INC.,
a Minnesota corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

AI ENTERPRISES, INC.,
a Minnesota corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

ASTEC HOLDINGS, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

ASTEC INVESTMENTS, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

RI PROPERTIES, INC.,
a Minnesota corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

TI SERVICES, INC.,
a Minnesota corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

CREDIT PARTY:
ASTEC FINANCIAL SERVICES, INC.,
a Tennessee corporation
By: /s/ F. McKamy Hall
Name: F. McKamy Hall
Title: V.P. & Treasurer

AGENT:
GENERAL ELECTRIC CAPITAL CORPORATION
By: /s/ C. Mark Smith
Name: C. Mark Smith
Title: Duly Authorized Signatory

LENDERS:
GENERAL ELECTRIC CAPITAL CORPORATION
By: /s/ C. Mark Smith
Name: C. Mark Smith
Title: Duly Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION
By: /s/ Alex M. Council
Name: Alex M. Council
Title: Vice President

ING CAPITAL LLC
By: /s/ W. C. Beddingfield
Name: William C. Beddingfield
Title: Managing Director

FLEET CAPITAL CORPORATION
By: /s/ Elizabeth L. Waller
Name: Elizabeth L. Waller
Title: Senior Vice President

ORIX BUSINESS CREDIT, A DIVISION OF ORIX FINANCIAL SERVICES, INC.
By: /s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Authorized Representative